SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    EXHIBITS

                                       TO

                                    FORM SB-2

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                      EYE SPAN ENTERTAINMENT NETWORK, INC.

                                   EXHIBIT 1.1

                           ARTICLES OF INCORPORATION

(IMAGE CERTIFICATE OF CORPORATE CHARTER)

(IMAGE ARTICLES OF INCORPORATION)
      PURSUANT TO NRS 78

(IMAGE (PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF) Eye Span Entertainment Network, Inc.

(IMAGE RECORDING STAMP)

                                       47